COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2020 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	13.8%
BANKS	5.6%
Citigroup, Inc., 7.125% to 9/30/23, Series J(a),(b)		184,463	$5,185,255
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series D(a),(b)		92,736	2,564,150
GMAC Capital Trust I, 6.065% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(c)		288,197	7,196,279
Regions Financial Corp., 6.375% to 9/15/24, Series B(a),(b)		64,000	1,772,800
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(b)		230,327	6,239,558
Synovus Financial Corp., 5.875% to 7/1/24, Series E(a),(b)		44,985	1,157,464
US Bancorp, 3.50% (3 Month US LIBOR + 0.60%), Series B (FRN)(b),(c)		140,521	3,206,689
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(a),(b)		153,797	4,007,950
Wells Fargo & Co., 6.625% to 3/15/24, Series R(a),(b)		298,524	8,364,643

			39,694,788

FINANCIAL	2.5%
DIVERSIFIED FINANCIAL SERVICES	1.2%
Synchrony Financial, 5.625%, Series A(b)		362,164	8,916,478

INVESTMENT BANKER/BROKER	1.3%
Morgan Stanley, 4.00% (3 Month US LIBOR + 0.70%, Floor 4.00%), Series A (FRN)(b),(c)		153,753	3,603,970
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b)		202,824	5,537,095

			9,141,065

TOTAL FINANCIAL			18,057,543

INDUSTRIALS—CHEMICALS	1.7%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(b)		96,441	2,570,152
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(b)		129,600	3,402,000
CHS, Inc., 7.50%, Series 4(b)		212,961	5,937,353

			11,909,505

INSURANCE	2.2%
LIFE/HEALTH INSURANCE	1.0%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(b)		145,474	3,905,977
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(b)		114,899	3,113,763

			7,019,740

LIFE/HEALTH INSURANCE—FOREIGN	1.2%
Aegon NV, 4.00% (3 Month US LIBOR + 0.875%, Floor 4.00%), Series 1 (FRN) (Netherlands)(b),(c)		347,589	8,575,021

TOTAL INSURANCE			15,594,761

		Shares		Value
PIPELINES	1.2%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(a),(b)		229,380		$3,943,042
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(a),(b)		246,293		4,287,961

				8,231,003

UTILITIES—MULTI-UTILITIES	0.4%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b)		104,000		2,869,360

UTILITIES—FOREIGN	0.2%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(a)		4,063		114,171
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(a)		53,552		1,491,423

				1,605,594

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$97,033,400)				97,962,554

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	124.9%
BANKS	42.5%
AgriBank FCB, 6.875% to 1/1/24(a),(b)		$36,200	†	3,891,500
BAC Capital Trust XIV, 4.00% (3 Month US LIBOR + 0.40%, Floor 4.00%), Series G (FRN)(b),(c)		6,109,000		6,050,160
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b)		8,575,000		9,340,790
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b)		12,891,000		13,928,373
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b)		4,910,000		5,270,462
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b)		10,047,000		11,171,256
Bank of New York Mellon Corp./The, 4.70% to 9/20/25, Series G(a),(b)		1,786,000		1,899,411
Citigroup, Inc., 5.90% to 2/15/23(a),(b)		10,600,000		10,859,170
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b)		8,213,000		8,619,828
Citigroup, Inc., 4.375% (3 Month US LIBOR + 4.049%), Series Q (FRN)(b),(c)		1,030,000		1,007,891
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)		7,261,000		8,070,856
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(b)		1,938,000		1,932,214
Citizens Financial Group, Inc., 4.194% (3 Month US LIBOR + 3.96%), Series A (FRN)(b),(c)		5,000,000		4,821,025
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(b)		1,977,000		2,066,696

	Principal Amount		Value
CoBank ACB, 6.25% to 10/1/22, Series F(a),(b)	$117,000	†	$12,226,500
CoBank ACB, 6.125%, Series G(b)	32,250	†	3,293,370
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b)	5,755,000		6,100,300
Comerica, Inc., 5.625% to 7/1/25(a),(b)	2,861,000		3,011,203
Corestates Capital III, 0.85% (3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)(c),(d)	1,280,000		1,165,413
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(d)	5,230,280		7,628,478
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(d)	77,500	†	8,215,000
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(a),(b),(d)	4,275,000		4,499,438
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%), 144A (FRN)(b),(c),(d)	13,750	†	10,329,687
First Horizon Bank, 5.75%, due 5/1/30, Series BNKT	2,000,000		2,262,176
Goldman Sachs Capital II, 4.00% (3 Month US LIBOR + 0.768%) (FRN)(b),(c)	3,702,000		3,445,655
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(b)	2,170,000		2,291,337
Huntington Bancshares, Inc., 5.70% to 4/15/23, Series E(a),(b)	944,000		883,409
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a),(b)	2,364,000		2,606,310
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a),(b)	5,270,000		5,230,475
JPMorgan Chase & Co., 5.00% to 8/1/24, Series FF(a),(b)	3,000,000		2,997,411
JPMorgan Chase & Co., 3.738% (3 Month US LIBOR + 3.47%), Series I (FRN)(b),(c)	3,000,000		2,878,470
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b)	13,374,000		14,506,337
JPMorgan Chase & Co., 3.545% (3 Month US LIBOR + 3.32%), Series V (FRN)(b),(c)	4,000,000		3,709,102
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b)	11,117,000		11,697,343
Mellon Capital IV, 4.00% (3 Month US LIBOR + 0.565%, Floor 4.00%), Series 1 (FRN)(b),(c)	28,285,000		27,712,157
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series O(a),(b)	2,171,000		2,226,196
Regions Financial Corp., 5.75% to 6/15/25, Series D(a),(b)	1,948,000		2,084,360
Truist Bank, 4.00% (3 Month US LIBOR + 0.645%, Floor 4.00%), Series J (FRN)(b),(c)	4,000,000		3,836,980
Truist Bank, 0.90% (3 Month US LIBOR + 0.650%), due 3/15/28 (FRN)(c)	3,185,000		2,978,315
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b)	5,935,000		5,997,991
Truist Financial Corp., 4.80% to 9/1/24, Series N(a),(b)	4,038,000		4,056,725
Truist Financial Corp., 4.95% to 9/1/25, Series P(a),(b)	5,804,000		6,123,220
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(b)	9,110,000		9,870,230
US Bancorp, 3.50% (3 Month US LIBOR + 1.020%, Floor 3.50%), Series A (FRN)(b),(c)	18,818	†	18,140,552

		Principal Amount		Value
Wachovia Capital Trust II, 0.737% (3 Month US LIBOR + 0.50%), due 1/15/27 (FRN)(c)		$2,550,000		$2,323,596
Wells Fargo & Co., 7.95%, due 11/15/29, Series B		445,000		598,964
Wells Fargo & Co., 5.95%, due 12/15/36		4,893,000		6,412,724
Wells Fargo & Co., 7.50%, Series L(b)		2,620	†	3,516,171
Wells Fargo & Co., 5.90% to 6/15/24, Series S(a),(b)		3,671,000		3,764,283
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)		2,892,000		3,117,124

				300,666,634

BANKS—FOREIGN	39.2%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(d),(e)		2,200,000		2,518,725
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(e)		4,800,000		4,800,722
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(a),(b),(e),(f)		2,200,000		2,240,845
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)(a),(b),(e),(f)		600,000		633,095
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(b),(e),(f)		2,400,000		2,541,960
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(b),(d)		7,900,000		8,473,312
Bank of Ireland Group PLC, 6.00% to 3/1/26 (Ireland)(a),(b),(e),(f)		1,600,000		1,846,445
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a),(b),(e),(f)		2,800,000		3,495,300
Bank of Montreal, 4.30% to 10/26/25, due 11/26/80 (Canada)(a)		2,200,000		1,655,283
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(b)		4,420,000		4,585,750
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(b),(e)		3,200,000		3,251,638
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a),(b),(e)		3,400,000		4,585,708
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b),(e),(f)		6,000,000		6,193,134
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(e)		3,200,000		3,409,642
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(b),(d),(e)		6,528,000		6,936,000
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)(a),(b),(d),(e)		1,000,000		1,031,560
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(b),(d),(e)		1,800,000		2,078,217
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)(a),(b),(d)		1,200,000		1,302,957
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d),(e)		5,600,000		6,240,892
Commerzbank AG, 6.125% to 10/9/25 (Germany)(a),(b),(e),(f)		4,200,000		4,819,155
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(d),(e)		5,000,000		5,387,875
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(d),(e)		5,600,000		6,205,522
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d),(e)		6,350,000		7,485,329
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(a),(b),(d),(e)		6,000,000		6,027,000

	Principal Amount	Value
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(b),(d),(e)	$5,900,000	$6,310,551
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b),(e),(f)	10,900,000	11,354,966
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(b),(d),(e)	3,000,000	3,253,335
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d),(e)	3,263,000	3,570,946
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(d),(e)	15,400,000	16,290,274
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b),(e),(f)	3,400,000	3,535,786
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	4,495,000	7,555,263
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(e)	5,200,000	5,444,881
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(e)	2,800,000	2,975,518
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(b),(e)	3,400,000	3,534,589
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(e)	2,400,000	2,548,200
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b),(e),(f)	3,400,000	3,550,875
Intesa Sanpaolo SpA, 5.50% to 3/1/28, Series EMTN (Italy)(a),(b),(e),(f)	1,400,000	1,560,072
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(b),(d),(e)	3,000,000	3,151,293
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(e)	5,250,000	5,517,592
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(e)	1,800,000	1,917,800
Nationwide Building Society, 10.25%, (United Kingdom)(b),(f)	1,765,000	3,723,657
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(b),(e)	2,000,000	2,040,000
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(e)	4,800,000	5,338,656
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b),(e)	6,581,000	6,760,135
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(b),(d),(e)	2,200,000	2,484,163
Raiffeisen Bank International AG, 6.00% to 6/15/26 (Austria)(a),(b),(e),(f)	2,800,000	3,238,738
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)(a),(b)	1,200,000	1,864,272
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(a)	4,200,000	3,219,038
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(b),(d),(e)	6,800,000	7,120,042

		Principal Amount	Value
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d),(e)		$5,400,000	$5,546,988
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d),(e)		9,089,000	9,623,570
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(b),(d),(e)		3,200,000	3,573,483
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d),(e)		6,000,000	6,161,730
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d),(e)		7,400,000	7,875,376
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(b),(f)		4,800,000	6,720,332
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)(a),(b),(e),(f)		1,600,000	1,629,000
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(e),(f)		2,800,000	3,124,814
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(b),(d),(e)		5,800,000	6,195,531
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b),(e),(f)		4,200,000	4,627,875
UBS Group AG, 7.125% to 8/10/21 (Switzerland)(a),(b),(e),(f)		2,000,000	2,057,500
UniCredit SpA, 7.50% to 6/3/26 (Italy)(a),(b),(e),(f)		2,000,000	2,543,878
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a),(b),(e),(f)		2,000,000	2,135,500

			277,422,285

ELECTRIC	3.4%
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(a)		3,600,000	3,821,879
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(b)		461,000	467,523
Duke Energy Corp., 4.875% to 9/16/24(a),(b)		4,000,000	4,236,550
Sempra Energy, 4.875% to 10/15/25(a),(b)		8,000,000	8,240,000
Southern California Edison Co., 6.25% to 2/1/22, Series E(a),(b)		2,200,000	2,166,267
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(a)		4,820,000	4,838,834

			23,771,053

FINANCIAL	4.5%
CREDIT CARD	1.4%
American Express Co., 3.708% (3 Month US LIBOR + 3.428%), Series B (FRN)(b),(c)		9,244,000	8,724,025
Discover Financial Services, 6.125% to 6/23/25, Series D(a),(b)		1,170,000	1,240,551

			9,964,576

DIVERSIFIED FINANCIAL SERVICES	0.5%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(a),(d)		2,036,000	2,036,163
General Motors Financial Co., Inc., 5.70% to 9/30/30, Series C(a),(b)		1,840,000	1,851,500

			3,887,663

		Principal Amount		Value
INVESTMENT BANKER/BROKER	2.6%
Charles Schwab Corp./The, 7.00% to 2/1/22(a),(b)		$6,000,000		$6,328,140
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(b)		10,934,000		11,874,871

				18,203,011

TOTAL FINANCIAL				32,055,250

FOOD	0.7%
Dairy Farmers of America, Inc., 7.875%, 144A(b),(d),(g)		58,200	†	5,238,000

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.3%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b)		2,391,000		1,908,924

INSURANCE	20.6%
LIFE/HEALTH INSURANCE	7.7%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a),(b)		5,020,000		5,132,950
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(d)		6,100,000		8,412,906
MetLife, Inc., 9.25%, due 4/8/38, 144A(d)		10,300,000		15,586,938
MetLife, Inc., 3.825% (3 Month US LIBOR + 3.575%), Series C (FRN)(b),(c)		3,533,000		3,468,964
MetLife, Inc., 3.85% to 9/15/25, Series G(a),(b)		6,590,000		6,581,762
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(a)		1,856,000		1,968,604
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(a)		7,108,000		7,561,134
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(a),(b),(d)		2,530,000		2,153,663
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(a)		3,500,000		3,602,358

				54,469,279

LIFE/HEALTH INSURANCE—FOREIGN	4.6%
Achmea BV, 4.625% to 3/24/29 (Netherlands)(a),(b),(e),(f)		4,600,000		5,378,815
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)		2,100,000		2,329,834
Dai-ichi Life Insurance Co., Ltd./The, 7.25% to 7/25/21, 144A (Japan)(a),(b),(d)		3,250,000		3,372,882
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b),(f)		2,753,000		3,079,919
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)(a),(b),(d)		2,200,000		2,271,535
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)(a),(b),(e),(f)		3,900,000		5,167,984
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)(a),(d)		2,735,000		3,133,891
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a),(b),(e),(f)		750,000		753,529

		Principal Amount	Value
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(a),(d)		$6,500,000	$7,372,722

			32,861,111

MULTI-LINE	3.0%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68(a)		4,800,000	6,872,042
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(a)		2,960,000	3,231,780
Hartford Financial Services Group, Inc./The, 2.405% (3 Month US LIBOR + 2.125%), due 2/12/67, 144A, Series ICON (FRN)(c),(d)		12,885,000	11,106,268

			21,210,090

MULTI-LINE—FOREIGN	0.9%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(b),(d)		4,600,000	6,250,779

PROPERTY CASUALTY	1.2%
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(a)		3,030,000	3,089,170
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144A(a),(d)		2,630,000	3,057,950
Markel Corp., 6.00% to 6/1/25(a),(b)		2,640,000	2,795,100

			8,942,220

PROPERTY CASUALTY—FOREIGN	2.5%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(a),(f)		5,205,000	5,813,959
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(a),(b),(d)		3,200,000	3,404,000
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(a),(f)		3,200,000	3,512,173
VIVAT NV, 6.25% to 11/16/22 (Netherlands)(a),(b),(f)		4,700,000	4,760,160

			17,490,292

REINSURANCE	0.7%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a)		4,635,000	4,636,257

TOTAL INSURANCE			145,860,028

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.9%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a)		5,423,000	6,443,802

		Principal Amount	Value
OIL & GAS—FOREIGN	2.2%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(b)		$14,700,000	$15,765,750

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(a),(b)		518,000	409,868

PIPELINES—FOREIGN	5.9%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)		4,522,000	4,597,721
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)		6,468,000	6,518,764
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(a)		7,800,000	8,092,170
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)		9,954,000	10,420,028
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a)		11,673,000	12,444,100

			42,072,783

REAL ESTATE—RETAIL—FOREIGN	1.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(a),(d)		4,200,000	4,172,107
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(a),(d)		8,000,000	7,869,128

			12,041,235

UTILITIES	2.9%
ELECTRIC UTILITIES	0.1%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)		498,000	566,175

ELECTRIC UTILITIES—FOREIGN	2.8%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)		14,220,000	15,809,014
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(a),(d)		3,692,000	4,321,227

			20,130,241

TOTAL UTILITIES			20,696,416

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$837,973,704)			884,352,028

CORPORATE BONDS	0.8%
BANKS—FOREIGN	0.2%
UniCredit SpA, 5.459% to 6/30/30, due 6/30/35, 144A (Italy)(a),(d)		1,400,000	1,429,105

		Principal Amount	Value
INSURANCE—LIFE/HEALTH INSURANCE	0.6%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		$4,500,000	$4,312,804

TOTAL CORPORATE BONDS (Identified cost—$4,982,159)			5,741,909

		Shares
SHORT-TERM INVESTMENTS	2.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.02%(h)		16,420,733	16,420,733

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$16,420,733)			16,420,733

TOTAL INVESTMENTS IN SECURITIES(i) (Identified cost—$956,409,996)	141.8%		1,004,477,224
LIABILITIES IN EXCESS OF OTHER ASSETS	(41.8)		(296,350,667)

NET ASSETS (Equivalent to $24.49 per share based on 28,910,272 shares of common stock outstanding)	100.0%		$708,126,557

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(j)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 56,000,000	1.203%	Semi-Annual	0.156%	Monthly	10/19/22	$(1,526,237)	$—	$(1,526,237)
31,000,000	1.848	Semi-Annual	0.156	Monthly	10/19/22	(1,343,398)	—	(1,343,398)
90,000,000	1.288	Semi-Annual	0.156	Monthly	10/19/23	(3,644,413)	—	(3,644,413)
94,000,000	1.280	Monthly	0.156	Monthly	2/3/26	(5,146,560)	(17,825)	(5,164,385)

						$(11,660,608)	$(17,825)	$(11,678,433)

The total amount of all interest rate swap contracts as presented in the tables above are representative of the volume of activity for this derivative type during the nine months ended September 30, 2020.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	2,663,086	USD	2,018,993	10/2/20	$18,997
Brown Brothers Harriman	CAD	4,300,525	USD	3,298,682	10/2/20	68,958
Brown Brothers Harriman	EUR	1,475,813	USD	1,745,729	10/2/20	15,412
Brown Brothers Harriman	EUR	1,575,995	USD	1,876,908	10/2/20	29,133
Brown Brothers Harriman	EUR	29,778,511	USD	35,606,463	10/2/20	692,655
Brown Brothers Harriman	GBP	10,812,178	USD	14,466,424	10/2/20	514,938
Brown Brothers Harriman	USD	5,226,877	CAD	6,963,611	10/2/20	2,843
Brown Brothers Harriman	USD	3,572,564	EUR	2,984,007	10/2/20	(73,965)
Brown Brothers Harriman	USD	34,986,742	EUR	29,846,312	10/2/20	6,560
Brown Brothers Harriman	USD	13,966,955	GBP	10,812,178	10/2/20	(15,470)
Brown Brothers Harriman	CAD	6,533,750	USD	4,904,352	11/3/20	(3,016)
Brown Brothers Harriman	EUR	30,485,894	USD	35,757,515	11/3/20	(9,270)
Brown Brothers Harriman	GBP	10,449,968	USD	13,500,418	11/3/20	14,056

						$1,261,831

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Security converts to floating rate after the indicated fixed-rate coupon period.
(b)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(c)	Variable rate. Rate shown is in effect at September 30, 2020.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $267,757,048 which represents 37.8% of the net assets of the Fund, of which 0.7% are illiquid.

(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $249,622,749 which represents 35.3% of the net assets of the Fund (24.4% of the managed assets of the Fund).

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $100,039,466 which represents 14.1% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Security value is determined based on significant unobservable inputs (Level 3).
(h)	Rate quoted represents the annualized seven-day yield.
(i)	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
(j)	Based on 1 month LIBOR. Represents rates in effect at September 30, 2020.

Country Summary	% of Managed Assets
United States	53.4
United Kingdom	10.0
Canada	6.8
France	6.7
Switzerland	6.1
Netherlands	3.4
Australia	2.7
Japan	1.9
Italy	1.7
Hong Kong	0.8
Spain	0.8
Ireland	0.5
Germany	0.5
Other	4.7

100.0

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value	$97,962,554	$97,962,554	$—	$—
Preferred Securities—Capital Securities:
Banks	300,666,634	$3,516,171	297,150,463	—
Food	5,238,000	—	—	5,238,000
Other Industries	578,447,394	—	578,447,394	—
Corporate Bonds	5,741,909	—	5,741,909	—
Short-Term Investments	16,420,733	—	16,420,733	—

Total Investments in Securities(a)	$1,004,477,224	$101,478,725	$897,760,499	$5,238,000	(b)

Forward Foreign Currency Exchange Contracts	$1,363,552	$—	$1,363,552	$—

Total Derivative Assets(a)	$1,363,552	$—	$1,363,552	$—

Interest Rate Swap Contracts	$(11,678,433)	$—	$(11,678,433)	$—
Forward Foreign Currency Exchange Contracts	(101,721)	—	(101,721)	—

Total Derivative Liabilities(a)	$(11,780,154)	$—	$(11,780,154)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of December 31, 2019	$5,784,964
Change in unrealized appreciation (depreciation)	(546,964)

Balance as of September 30, 2020	$5,238,000

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $(546,964).

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s interest rate swap contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2020:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$42,013,657